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                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY


        QRS 10-1 (ILL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND DOING BUSINESS UNDER THE NAME QRS 10-1 (ILL), INC.

        DENTON (TX) QRS 10-2, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME DENTON (TX) QRS 10-2, INC.

        QRS 10-5 (OH), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO AND DOING BUSINESS UNDER THE NAME QRS 10-5 (OH), INC.

        TORREY PINES QRS 10-6 (CA), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME TORREY PINES QRS 10-6 (CA), INC.

        QRS 10-7 (NY), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 10-7 (NY), INC.

        WALSAFE (CA) QRS 10-8, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME WALSAFE (CA) QRS 10-8, INC.

        QRS 10-9 (AR), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ARKANSAS AND DOING BUSINESS UNDER THE NAME QRS 10-9 (AR), INC.

        QRS 10-11 (MD), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME QRS 10-11 (MD), INC.

        QRS 10-12 (TX), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME QRS 10-12 (TX), INC.

        NEOSERV (CO) QRS 10-13, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AND DOING BUSINESS UNDER THE NAME NEOSERV (CO) QRS 10-13, INC.

        QRS 10-18 (FL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AND DOING BUSINESS UNDER THE NAME QRS 10-18 (FL), INC.

        ORS 10-PAYING AGENT, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 10-PAYING AGENT, INC.



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